--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 2004


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




            Delaware                         0-692               46-0172280
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

            125 South Dakota Avenue                             57104
           Sioux Falls, South Dakota                         (Zip Code)
    (Address of principal executive offices)

                                 (605) 978-2908
              (Registrant's telephone number, including area code)







--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 8.01         Other Events

On October 15, 2004, the Company issued a press release announcing that it is negotiating to enter into a new $250 million secured credit facility consisting of a $125 million five-year revolving tranche and a $125 million seven-year term tranche. The consummation of the new credit facility is conditioned on, among other things, entry of a final written order by the bankruptcy court confirming the Company's plan of reorganization, consummation of the plan and emergence from bankruptcy. The press release is attached hereto as Exhibit 99.1.


Item 9.01       Financial Statements and Exhibits

EXHIBIT NO.     DESCRIPTION OF DOCUMENT
--------------------------------------------------------------------------------
99.1*           Press Release of NorthWestern Corporation dated October 15, 2004

* filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NorthWestern Corporation


                                  By:  /s/ Roger Schrum
                                       ----------------------------------
                                       Roger Schrum
                                       Vice President - Human Resources and
                                       Communications


Date:  October 18, 2004

                                Index to Exhibits
                                -----------------

EXHIBIT NO.     DESCRIPTION OF DOCUMENT
--------------------------------------------------------------------------------
99.1*           Press Release of NorthWestern Corporation dated October 15, 2004

* filed herewith